Advancing medicines for breast cancer and beyond Corporate Overview March 2025 EXHIBIT 99.1

Forward-looking statements This presentation contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements in this presentation that are not statements of historical fact are forward-looking statements. Words such as “anticipate,” “believe,” “estimate,” “expect,” “goal,” “intend,” “may,” “plan,” “potential,” “project,” “will,” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements necessarily contain these identifying words. Such forward-looking statements include, without limitation, statements regarding our research and clinical development plans, the scope, progress, results and costs of developing our product candidates or any other future product candidates, strategy, market size and opportunity, clinical trial designs, regulatory matters, including the timing and likelihood of success of obtaining drug approvals, the timelines for potential initiation of clinical trials and the result of any such clinical trials of palazestrant (OP-1250) as a monotherapy and in combination trials, including OPERA-01, the Company’s pivotal Phase 3 monotherapy clinical trial, and OPERA-02, the Company's potential pivotal Phase 3 clinical trial of palazestrant in combination with ribociclib, the timelines for potential commercial launch and related preparatory work, the sufficiency and potential beneficial characteristics,  profile, safety, tolerability, efficacy and therapeutic effects of palazestrant as a monotherapy and in combination trials, the progression-free survival rate under palazestrant in combination trials, the potential of palazestrant to become a therapeutic leader and a best-in-class treatment option for ER+/HER2- metastatic breast cancer and a backbone therapy for women living with breast cancer and beyond, the combinability of palazestrant with other drugs, the timelines for initiation of potential clinical trials for and the results of any such clinical trials in connection with our KAT6 inhibitor program, including OP-3136, the potential value and impact of our KAT6 inhibitor program, the best-in-class potential for OP-3136, including for breast and other solid tumor cancers, the potential beneficial characteristics, profile, safety, efficacy, tolerability, and therapeutic effects of OP-3136, our opportunity in breast, other solid tumor cancers, and beyond, our ability to impact treatment for endocrine-driven cancers, our financial condition, cash position, runway and the sufficiency of our financial resources, and the sufficiency and expertise of our management team. These forward-looking statements are based on the beliefs of the Company’s management as well as assumptions made by and information currently available to the Company. Such statements reflect the current views of the Company with respect to future events and are subject to known and unknown risks, including business, regulatory, economic and competitive risks, uncertainties, contingencies and assumptions about the Company, including, without limitation, risks inherent in developing products and technologies, future results from the Company’s ongoing and planned clinical trials, the Company’s ability to obtain adequate financing to fund its planned clinical trials and other expenses, trends in the industry, the legal and regulatory framework for the industry and future expenditures, and other risks and uncertainties affecting the Company, including those described under the caption "Risk Factors" and elsewhere in the Company‘s Quarterly Reports on Form 10-Q, Annual Report on Form 10-K, and other filings and reports the Company files with the Securities and Exchange Commission from time to time. In light of these risks and uncertainties, the events or circumstances referred to in the forward-looking statements may not occur. The actual results may vary from the anticipated results and the variations may be material. These forward-looking statements should not be taken as forecasts or promises nor should they be taken as implying any indication, assurance or guarantee that the assumptions on which such forward-looking statements have been made are correct or exhaustive or, in the case of the assumptions, fully stated in this presentation. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this presentation is given. This presentation discusses product candidates that are under clinical study and which have not yet been approved for marketing by the U.S. Food and Drug Administration. No representation is made as to the safety or effectiveness of these product candidates for the use for which such product candidates are being studied. This presentation incorporates publicly-available third-party data that we have not independently verified. There are risks inherent in conducting cross-trial comparisons and the results should be interpreted with caution. The presentation of such third-party data does not represent a head-to-head comparison of how palazestrant, in monotherapy or in combination, or OP-3136 performed against any other third-party drug candidate or study. Rather, such third-party data has been pulled by us from publicly-available sources for supplemental informational purposes, only. We caution you that any comparisons against third-party data set forth herein should not be viewed as a side-by-side comparison, and you should not rely on the completeness or accuracy of our presentation of the results of any third-party drug candidate in these slides, due to differences in study design, how other companies quantify or qualify eligibility criteria, and how results are recorded, among other distinguishing factors and uncertainties. Because we may be unaware of or may not adequately present various distinguishing factors and uncertainties, the comparisons set forth herein may not properly present such third-party data, which may differ materially from the data as presented here. Investors are encouraged to independently review third party data and should not rely on our presentation of such data (including any such data placed in comparison with the performance of palazestrant) as a single measure to evaluate our business. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products.

− We are on a mission to elevate patient care in breast cancer and beyond Olema is a leader in developing therapies for endocrine driven-cancers with a mechanistically superior scientific approach that fully inactivates estrogen receptor signaling Establish palazestrant as the best-in-class backbone therapy for ER+/HER2- breast cancer both as a monotherapy and in combination with other targeted anti-tumor agents Palazestrant Advance the clinical development of OP-3136, a potential best-in-class KAT6 inhibitor, in breast and other solid tumor cancers OP-3136 Further expand capabilities through drug discovery and development partnerships Pipeline STRATEGIC PRIORITIES Headquartered in San Francisco, CA Offices in Cambridge, MA Leadership with Deep Oncology Experience ~100 Employees and Growing Collaborations in Place with Key Strategic Partners Potential Commercial Launch in 2027 Strong Capital Position with $434.1M1 1 Estimated cash, cash equivalents, and marketable securities as of December 31, 2024 (unaudited). ER = estrogen receptor; HER2 = human epidermal growth factor receptor 2; KAT6 = lysine acetyltransferase 6

Rapidly advancing clinical pipeline Actively accruing patients in palazestrant mono and combo trials as OP-3136 enters the clinic Discovery Non-Clinical Phase 1 Phase 2 Phase 3 2nd/3rd line monotherapy Combo therapy with PI3Kαi alpelisib with PIK3CA mutated Combo therapy with mTOR inhibitor everolimus Indication Palazestrant (OP-1250): ER+/HER2- Metastatic Breast Cancer Combo therapy with CDK4/6i ribociclib Combo therapy with CDK4/6i palbociclib OP-3136 KAT6 Inhibitor: Breast Cancer and Other Solid Tumors ER+/HER2- metastatic breast cancer/castrate-resistant prostate cancer/lung cancer 1st line combo with CDK4/6i ribociclib Initiation expected in 2025 in collaboration with In collaboration with In collaboration with In collaboration with On track for top-line data in 2026 CDK4/6i = cyclin-dependent kinase 4/6 inhibitor; ER+ = estrogen receptor positive; HER2- = human epidermal growth factor receptor 2 negative; KAT6 = lysine acetyltransferase 6; mTORi = mammalian target of rapamycin inhibitor; PI3Kαi = phosphoinositide-3 kinase alpha-specific inhibitors; PI3KCA = phosphatidylinositol-4,5-bisphosphate 3-kinase catalytic subunit alpha

2025 2026 Advance patient accrual in the pivotal Phase 3 OPERA-01 clinical trial Initiate the pivotal Phase 3 OPERA-02 clinical trial of palazestrant in combination with ribociclib in 1L metastatic breast cancer Present new pre-clinical data for OP-3136 Present mature Phase 1b/2 palazestrant + ribociclib combination data at major medical meeting Present initial data from the Phase 1 clinical trial of OP-3136 Announce top-line results from the pivotal Phase 3 OPERA-01 clinical trial Submit New Drug Application for the potential approval of palazestrant as a monotherapy in 2/3L metastatic breast cancer Prepare for the potential U.S. commercial launch of palazestrant 2024 ACHIEVEMENTS AND ANTICIPATED MILESTONES IN 2025 AND BEYOND Anticipated U.S. commercial launch of palazestrant 2027 Continued accruing patients in the pivotal Phase 3 OPERA-01 clinical trial of palazestrant as a monotherapy in 2/3L metastatic breast cancer Presented OP-3136 non-clinical data at ENA 2024 Announced new Novartis collaboration Presented palazestrant + ribociclib combination data at SABCS Received FDA clearance for OP-3136 Investigational New Drug application Initiated OP-3136 Phase 1 clinical trial 2024

OUR PHASE 3 ASSET “Palazestrant is not an endocrine therapy where you need to wait six months to see a patient begin to derive benefit. We’ve seen some not only nice responses, but pretty quick responses—significant reduction of disease burden. And you know, the patients feel great.” – Virginia Borges, M.D. Professor, Medicine-Medical Oncology University of Colorado Principal Investigator — Palazestrant

What drives us: we are all impacted by breast cancer The most common cancer diagnosed and the second leading cause of cancer death among women Women in the U.S. will be diagnosed with invasive breast cancer in her lifetime Estimated women in the U.S. who will be diagnosed with breast cancer in 2025 ~43k* Estimated women in the U.S. who will die of metastatic breast cancer in 2025 ~320k* 1 in 8* *Source: American Cancer Society

Today’s therapies are insufficient to meet patient needs Patient outcomes reflect limitations and discontinuations of currently available therapies *Source: National Breast Cancer Foundation, World Health Organization; American Cancer Society. Facts and Figures 2024; SEER database. AI = aromatase inhibitor; AKTi = serine/threonine protein kinase 1; CDK4/6i = cyclin-dependent kinase 4/6 inhibitor; CNS = central nervous system; ER = estrogen receptor; HER2 = human epidermal growth factor receptor 2; mTORi = mammalian target of rapamycin inhibitor; PI3Kαi = phosphatidylinositol 3-kinase alpha inhibitor; PK = pharmacokinetic; SERD = selective estrogen receptor degrader; SERM = selective estrogen receptor modulator; + = positive; - = negative A majority of all breast cancers are estrogen receptor positive (ER+)* Current ER targeting agents have significant deficiencies AIs SERMs SERDs Incomplete ER antagonism Sub-optimal PK profile Limited CNS penetration Tolerability issues “Aromatase inhibitors are life-saving … but life-eroding and really difficult to be on.” – ER+/HER2- Stage 3A patient Common targeted therapies used in combination with an endocrine agent abemaciclib (CDK4/6i) palbociclib (CDK4/6i) ribociclib (CDK4/6i) alpelisib (PI3Kai) everolimus (mTORi) capivasertib (AKTi) inavolisib (PI3Kai) 70% ER+/HER2- 10% ER-/HER2- 9% ER+/HER2+ 4% ER-/HER2+ 7% UNKNOWN

Palazestrant has the attributes of a potential therapeutic class leader A differentiated oral CERAN/SERD targeting metastatic breast cancer with experience in over 400 patients to date Complete ER antagonism Once-daily oral delivery Favorable tolerability Combinability Robust tumor shrinkage Attractive PK profile CNS penetration Palazestrant delivers what patients need Growth and Proliferation Mechanism Driving ER+ Breast Cancer Our goal: help patients feel better, longer Activated ER drives cancer cell growth SERMs and SERDs partially inactivate ER Palazestrant completely inactivates ER AF = activation factor; CERAN = complete estrogen receptor antagonist; CNS = central nervous system; DBD = NDA binding domain; EGFR = epidermal growth factor receptor; ER = estrogen receptor; mTOR = mammalian target of rapamycin; N-CoR = nuclear receptor corepressor; PK = pharmacokinetics; SERD = selective estrogen receptor degrader; SERM = selective estrogen receptor modulator; + = positive

Significant opportunity for palazestrant across the spectrum of care Estimated >$20B ER+/HER2- global metastatic breast cancer market1 1 2025 opportunity estimates for total endocrine therapy market (US and EU5). Olema internal data. 2 2025 incidence projection estimates. Olema internal data, Informa ER+/HER2- BC Prevalence Based Market Forecast. 3 Olema internal data. 4Olema internal data. ER+ = estrogen receptor positive; HER2- = human epidermal growth factor receptor 2 negative; MBC = metastatic breast cancer 2L/3L+ ER+/HER2- MBC 1L ER+/HER2- MBC Patients2 ~150K Duration of Therapy3 ~2-12+ months Global Market Potential4 $5B+ Patients2 ~115K Duration of Therapy3 ~6-36+ months Global Market Potential4 $10B+

Clinical development strategy to unlock the potential of palazestrant Potential best-in-class backbone therapy designed to preserve and prolong a higher quality of life Establishing palazestrant as the backbone endocrine therapy of choice across the metastatic setting 2/3L+ 1L Ongoing 510-patient pivotal Phase 3 trial Monotherapy trial vs. SOC Phase 1/2 monotherapy data support potentially differentiated opportunity Top-line results expected 2026 OPERA-01 OPERA-02 Proposed ~1,000 patient pivotal Phase 3 trial Palazestrant in combination with ribociclib vs. SOC Phase 1/2 palazestrant + ribociclib combination data demonstrate no significant DDI and tolerability profile consistent with the FDA-approved label of ribociclib; efficacy maturing Successfully conducted FDA interactions Preparing for initiation in 2025 1 Olema internal data. DDI = drug-drug interaction; SOC = standard of care

Palazestrant monotherapy Phase 2 data supports ongoing Phase 3 trial Data demonstrate palazestrant is well-tolerated with favorable PK and differentiated efficacy profile For more details on this data milestone, please refer to the oral presentation at this link. Data cutoff date: July 7, 2023 AEs = adverse events; CT = chemotherapy; ESR1 = estrogen receptor 1 gene; PK = pharmacokinetics; PFS = progression free survival Summary Safety Well-tolerated Most AEs were low grade (1/2) Differentiated Efficacy Profile Median PFS of: 7.3 months in 2/3L ±CT ESR1-mutant 5.5 months in 2/3L ±CT ESR1- wild-type Favorable Pharmacokinetics High oral bioavailability with daily dosing Dose proportional exposure Long half-life supports once-daily dosing

Compelling palazestrant Phase 2 data supports ongoing OPERA-01 trial 7.3 months mPFS in ESR1-mutant; 5.5 months in wild-type for EMERALD-eligible 2/3L ± CT Patients* * NOTE: This analysis is the aggregation of results across independent studies. There are risks inherent in conducting cross-trial comparisons. Refer to further disclaimers on slide 2. 1 Palazestrant Phase 2 dataset with ESR1 mutations detected at baseline. 2 Palazestrant Phase 2 dataset with ESR1 mutations not detected at baseline. ^ Clinical Benefit Rate (CBR) is defined as the proportion of subjects who remained on OP-1250 treatment through at least 24 weeks with a confirmed CR or PR, or stable disease. The CBR analysis includes patients who received at least one evaluable post-baseline radiographic assessment. Data cut-off as of July 7, 2023. 2/3L = second/third line; ± CT = plus/minus chemotherapy; CBR = clinical benefit rate; CI = confidence interval; ESR1 = estrogen receptor 1 gene; mos= months; mPFS = median progression-free survival; mut = mutation; NA = not applicable; WT= wild-type Patients with ESR1 Mutation1 ESR1 mut n=36 2/3L ±CT n=23 Median PFS, mos [95% CI] 5.6 [3.7, 7.8] 7.3 [5.0, NA] 6-month PFS 46% 62% CBR^ 52% (17/33) 59% (13/22) Patients with ESR1 Wild-Type2 Number at risk ESR1 WT n=39 2/3L ±CT n=21 Median PFS, mos [95% CI] 3.5 [1.9, 7.6] 5.5 [1.9, NA] 6-month PFS 35% 44% CBR^ 32% (12/38) 38% (8/21)

Palazestrant in the competitive landscape: best-in-class potential Median progression-free survival across CDK4/6i-experienced patient populations* * NOTE: This analysis is the aggregation of results across independent studies. There are risks inherent in conducting cross-trial comparisons. Refer to further disclaimers on slide 2. 1 SABCS 2021 EMERALD data. Median PFS in control arm. Note: ORR of 4.4% (8/182). 2 SABCS 2021 EMERALD data. Median PFS in elacestrant 400 mg dose. Note: ORR of 4.5% (8/179). 3 SABCS 2023 Veritac data.Median PFS at 200 mg dose across all patients. Note: One cPR at 200 mg dose. 4 ASCO 2021 Phase 1a/b giredestrant results. Median PFS estimated based on subset of giredestrant patients at 30 mg dose with CDK4/6i experience (27 of 41). Note: Six cPRs at 30 mg were all in CDK4/6i-naïve patients. 5 SABCS 2024 EMBER data. Median PFS in CDK4/6i-experienced patients. 6 SABCS 2022 Serena-2 data. Median PFS in CDK4/6i-experienced patients at 75 mg (5.5 months) and 150 mg (3.8 months). Represents <2 prior lines of ET-only +/- CT. Note: Serena-1 data at 75 mg dose had 2 PRs out of 22 patients; both were CDK4/6i naïve. 7 Emerald-eligible patient population from palazestrant Phase 2 dataset (2/3L +/-CT) with ESR1 mutations detected at baseline. CDK4/6i = cyclin-dependent kinase 4/6 inhibitor; PFS = progression-free survival Median Progression Free Survival (months) EMERALD Control Arm(1) (n=238) Elacestrant (EMERALD)(2) (n=239) Palazestrant (EMERALD-eligible)(7) (n=49) 150mg (n=37) Giredestrant Phase 1a/b(4) (n=27) Vepdegestrant Veritac(3) (n=35) Median PFS (months) in CDK4/6i-Experienced Patients Across Competitive Landscape* 3.8 5.5 75mg (n=38) Imlunestrant EMBER-3(5) (n=140) Camizestrant Serena-2(6)

OPERA-01 Phase 3 monotherapy trial designed to show superior efficacy in ESR1 mutant and/or ESR1 wild-type patients For more details on this trial, please visit www.opera01study.com. BIRC = blinded independent review committee; CBR = clinical benefit rate; CDK4/6i = cyclin dependent kinase 4/6 inhibitor; DOR = duration of response; ESR1 = estrogen receptor 1 gene; ET = endocrine therapy; mut = mutation; mut-nd = mutation not detected; ORR = objective response rate; OS = overall survival; PFS = progression free survival; PK = pharmacokinetics; PROs = patient reported outcomes; SOC = standard of care Study initiated in 4Q 2023. Results expected in 2026. Palazestrant 120 mg Palazestrant 90 mg n = 510 Palazestrant selected dose n = 40 PART 1: DOSE SELECTION n = 40 n = 195 (total 235) n = 195 (total 235) PART 2: DOSE ASSESSMENT 1:1:1 INCLUSION CRITERIA 1-2 prior lines of endocrine therapy Prior treatment with a CDK4/6 inhibitor in the advanced setting No prior chemotherapy Minimum 6 months on last endocrine therapy STRATIFICATION Visceral metastasis: yes vs no Prior ET lines: 1 vs 2 ESR1 mut vs ESR1 mut-nd SOC Endocrine Therapy SOC Endocrine Therapy 1:1 STUDY ENDPOINTS Primary: PFS (BIRC) in ESR1 mut and ESR1 mut-nd Secondary: OS (key) in ESR1 mut and ESR1 mut-nd, PFS (Investigator) and ORR/CBR/DOR (BIRC, Investigator) in ESR1 mut, ESR1 mut-nd, and all patients, Safety, PK, and Health-Related PROs n = 40

Planning for palazestrant U.S. commercial launch in 2027 Annual U.S. incidence estimated at ~40K* patients Commercial launch planning  beginning in 2025 Early commercial leadership build in 2026 Establishing manufacturing supply and distribution for commercial use Anticipated targeted field force of ~75–100 reps to cover U.S. breast oncologists U.S. market potential of $3-5B* in 2/3L setting 1 Olema internal data.

Palazestrant demonstrates combinability with other targeted agents in frontline and later lines of therapy CDK4/6i = cyclin dependent kinase 4/6 inhibitor; CBR = clinical benefit rate; CR = complete response; ER+ = estrogen receptor positive; HER2- = human epidermal growth factor receptor 2 negative; MBC = metastatic breast cancer; ORR = objective response rate; PIK3CA = phosphatidylinositol-4,5-bisphosphate 3-kinase catalytic subunit alpha; PR = partial response; RP2D = recommended Phase 2 dose; SD = stable disease + + ER+/HER2- MBC (CDK4/6i naïve or previously treated) ER+/HER2- MBC w/ PIK3CA mutation Palazestrant + Ribociclib Palazestrant + Alpelisib Ribociclib 600 mg Alpelisib 300/250 mg DOSE EXPANSION DOSE ESCALATION Primary objectives: Pharmacokinetics, safety and tolerability, identify RP2D of palazestrant for combination with either ribociclib, palbociclib, alpesilib or everolimus. Secondary objectives: ORR (CR + PR), CBR (CR + PR + SD ≥24 weeks) Palazestrant ER+/HER2- MBC (CDK4/6i naïve or previously treated) 90 mg 120 mg + Everolimus 10 mg + ER+/HER2- MBC (CDK4/6i naïve or previously treated) Palazestrant + Palbociclib Palbociclib 125 mg 30 mg 60 mg 120 mg 90 mg Palazestrant Palazestrant Primary objectives: Safety, tolerability and antitumor activity of palazestrant at RP2D in combination with either ribociclib, palbociclib, alpesilib or everolimus Palazestrant + Everolimus Palazestrant 120 mg 60 mg 30 mg 30 mg 60 mg 120 mg 90 mg Palazestrant

Palazestrant + ribociclib Phase 2 data supports planned Phase 3 trial Promising clinical activity, a safety profile consistent with ribociclib + ET, and favorable tolerability Data cutoff date: February 18, 2025 AEs = adverse events; AI = aromatase inhibitor ESR1 = estrogen receptor 1 gene; ET = endocrine therapy; PFS = progression free survival Favorable Tolerability in Combo Overall safety profile was consistent with the established safety profile of ribociclib 600 mg + AI Differentiated Efficacy Profile Six-month PFS rate of: 74% in all patients 68% in patients with prior CDK4/6i Favorable Pharmacokinetics No drug-drug interaction; palazestrant did not affect ribociclib drug exposure All patients received the combination with the full and approved dose of 600mg of ribociclib

Well tolerated with no DLTs; safety profile consistent with ribociclib + ET Treatment-emergent AEs TEAEs in ≥25% of patients Palazestrant + Ribociclib** MONALEESA-2* Letrozole + Ribociclib† (n = 62) (n = 334) All grades‡ Grade 3 Grade 4 All grades Grade 3 Grade 4 Neutropenia§ 51 (82%) 28 (45%) 6 (10%) 93%‖ 49% 11% Nausea 49 (79%) 2 (3%) 0% 52% 2% 0% Fatigue 37 (60%) 2 (3%) 0% 37% 2% <1% Diarrhea 31 (50%) 2 (3%) 0% 35% 1% 0% Anemia 27 (44%) 1 (2%) 0% 57%‖ 2% 0% WBC decrease 26 (42%) 10 (16%) 1 (2%) 93%‖ 31% 3% Constipation 24 (39%) 0% 0% 25% 1% 0% Creatinine increased 20 (32%) 0% 0% 20% 1% 0% Vomiting 20 (32%) 1 (2%) 0% 29% 4% 0% ECG QT prolonged 19 (31%) 3 (5%) 0% 43%¶ 8%¶ NR Arthralgia 18 (29%) 0% 0% 27% 1% NR Lymphocyte count decreased 16 (26%) 5 (8%) 1 (2%) 51%‖ 12% 2% Cough 16 (26%) 0% 0% 20% 0% 0% LDH increased 16 (26%) 0% 0% NR NR NR Data cutoff date: November 11, 2024. Data shown are n or n (%). * NOTE: This analysis is the aggregation of results across independent studies. There are risks inherent in conducting cross-trial comparisons and results should be interpreted with caution. Refer to further disclaimers on slide 2. **Includes 3 patients at each of 30 mg and 60 mg palazestrant and 56 patients at 120 mg palazestrant in combination with 600 mg ribociclib. †Adverse reactions reported in ≥10% of patients who received ribociclib plus letrozole in the MONALEESA-2 study.(KISQALI (ribociclib). Prescribing information. Novartis; 2022; Hortobagyi, 2016) ‡Two subjects experienced Grade 5 AEs, heart failure and depressed level of consciousness not related to study drugs but disease progression. §Combined term includes neutropenia, decreased neutrophil count and febrile neutropenia. ‖These values were taken from MONALEESA-2 lab abnormalities data; source: KISQALI (ribociclib). Prescribing information. Novartis; 2022. ¶Ribociclib + fulvestrant in MONALEESA-3 per the Ribociclib Approval Package (NUMBER:209092Orig1s001, June 2018); ribociclib + non-steroidal aromatase inhibitors in MONALEESA-7: all grade QTcF prolongation was 46.5% (Grade 2, 5.3%; Grade 3, 9%). Aggregate analysis (n=1054 patients) . AE = adverse event; DLTs = dose-limiting toxicity; ET = endocrine therapy; NR = not reported; TEAEs = treatment-emergent adverse events; WBC = white blood cell No patients discontinued only palazestrant due to a treatment-emergent AE; 4 patients discontinued both treatments due to a TEAE; 2 patients discontinued ribociclib but stayed on palazestrant 30 (48%) patients still on treatment at the data cut-off Overall safety and tolerability profile consistent with ribociclib + endocrine therapy No DLTs were observed during dose escalation and the maximum tolerated dose was not reached

As of February 18, 2025 cutoff date: Median PFS of 13.8 months for 120mg patients, 13.1 months in prior CDK4/6i Data cutoff date: February 18, 2025 * Follow up was calculated from first dose date to data cutoff date regardless of disease progression status. CDK4/6i = cyclin-dependent kinase 4/6 inhibitor; ET = endocrine therapy; PFS = progression-free survival Patients with prior CDK4/6i plus ET (120mg Palazestrant) (N=40) All patients (120mg Palazestrant) (N=56) Median follow-up: 15 months mPFS: 13.8 months 6-month PFS rate = 74% Median follow-up: 15 months mPFS: 13.1 months 6-month PFS rate = 68% 24 patients at 120mg dose remain on study as of data cutoff date 2/18/25. 15 patients at 120 mg dose (with prior CDK4/6i plus ET ) remain on study as of data cutoff date 2/18/25.

Efficacy comparison in 2/3L patients vs. competitive landscape MAINTAIN study of ribociclib plus ET after CDK4/6i progression serves as best clinical benchmark* Six-Month PFS Rate* in CDK4/6i pre-treated patients MAINTAIN1: ET + Placebo (n = 59) Olema: 120 mg Palazestrant + Ribociclib (n = 40) Interim efficacy signals for palazestrant (120mg) in combination with ribociclib (600mg) MORPHEUS2: Giredestrant + Ribociclib (n = 15) * NOTE: This analysis is the aggregation of results across independent studies. There are risks inherent in conducting cross-trial comparisons and results should be interpreted with caution. Refer to further disclaimers on slide 2. Data cutoff date: February 18, 2025. Median follow-up of 15 months. 1 ASCO 2022 MAINTAIN data; 2 ASCO 2023 MORPHEUS data; 3 SABCS 2024 SERENA-1 data Parts K-L, ribociclib 600mg dose arm CDK4/6i = cyclin-dependent kinase 4/6 inhibitor; ESR1-mut = ESR1-mutant; ESR1-wt = ESR1 wild-type; ET = endocrine therapy; PFS = progression-free survival MAINTAIN1: ET + Ribociclib (n = 60) Median PFS (months)* in CDK4/6i pre-treated patients MAINTAIN1: ET + Placebo (n = 59) Olema: 120mg Palazestrant + Ribociclib (n = 40) MORPHEUS2: Giredestrant + Ribociclib (n = 15) MAINTAIN1: ET + Ribociclib (n = 60) SERENA-13: Camizestrant + Ribociclib (600mg) (n = 32)

OPERA-02 1L Phase 3 pivotal trial in combination with ribociclib ~1,000-patient trial vs. standard of care; initiation expected in 2025 Study Endpoints Primary: PFS (BIRC) Secondary : OS (Key) PFS (Investigator) ORR/CBR/DOR (BIRC, Investigator) Safety PK Health-related PROs n ≈ 1,000 Palazestrant + ribociclib Letrozole + ribociclib 1:1 In collaboration with BIRC = blinded independent review committee; CDK4/6i = cyclin-dependent kinase 4/6 inhibitor; CBR = clinical benefit rate; DOR = duration of response; ER+ = estrogen receptor positive; ESR1mut = ESR1-mutant; ET = endocrine therapy; HER2- = human epidermal growth factor receptor 2 negative; MBC = metastatic breast cancer; ORR = objective response rate; OS = overall survival; PFS = progression-free survival; PK = pharmacokinetics; PROs = patient reported outcomes INCLUSION CRITERIA ER+/HER2- MBC Any menopausal status No prior systemic therapy for MBC No prior CDK4/6 inhibitor for MBC Evaluable disease (measurable or non-measurable) Patients who relapsed within 2 years of adjuvant endocrine therapy are not eligible STRATIFICATION Menopausal status: post vs. pre/male Visceral metastasis: yes vs. no De novo metastatic disease vs. recurrent disease after adjuvant ET

Building momentum for palazestrant as a potential backbone therapy Registration-directed pivotal Phase 3 clinical trials underway and planned 510-patient 2/3L Phase 3 monotherapy trial vs. standard of care Currently enrolling Visit opera01study.com for more information ~1,000-patient 1L Phase 3 combination trial with ribociclib vs. standard of care Planned initiation in 2025 Key factors driving palazestrant momentum Complete inhibition of key ER+ receptors Mono and combo potential Experience in 400+ patients and counting ER+ = estrogen receptor positive

— OP-3136 Potential Best-in-Class KAT6 Inhibitor “Building on our earlier studies that showed compelling single agent activity for OP-3136, this new data demonstrates the potential for OP-3136 in combination with palazestrant, with strong tumor growth inhibition and regression relative to combinations with fulvestrant. Taken together, these data reinforce our belief in the potential of OP-3136 as an exciting new therapy for breast and other cancers.” – David C. Myles, Ph.D. Chief Discovery and Non-Clinical Development Officer Olema Oncology

OP-3136: Olema’s KAT6 inhibitor* An exciting new and validated target** for the treatment of ER+/HER2- metastatic breast cancer Highly potent and selective against KAT6A/B Orally bioavailable with high levels of free drug exposure OP-3136 synergizes with palazestrant and CDK4/6 inhibitors in preclinical models New data presented at the ENA meeting in October 2024 IND cleared by FDA and Phase 1 clinical trial is recruiting patients *Discovered in collaboration with Aurigene. **Mukohara T, et al. Inhibition of lysine acetyltransferase KAT6 in ER+ HER2- metastatic breast cancer: a phase 1 trial. Nat Med (2024). CDK4/6i = cyclin-dependent kinase 4/6 inhibitor; ER+ = estrogen receptor positive; IND = investigational new drug application; KAT6 = lysine acetyltransferase 6

OP-3136 mechanism of action KAT6 is a clinically validated target1 and overexpression correlated with worse clinical outcomes in ER+ breast cancer2 KAT6 inhibition downregulates genes involved in estrogen receptor signaling and other signaling pathways3 Inhibition regulated gene expression through blockade of acetylation of histones KAT6 acetylates chromatin enabling transcription and proliferation OP-3136 prevents transcription 1 Sommerhalder D, et al. First-in-human phase 1 dose escalation study of the KAT6 inhibitor PF-07248144 in patients with advanced solid tumors. JCO. 2023. 41(16)1054-1054. 2 Yu L, et, al. Identification of MYST3 as a novel epigenetic activator of ERα frequently amplified in breast cancer. Oncogene. 2017 May 18;36(20):2910-2918. 3 Sharma S, et al. Discovery of a highly potent, selective, orally bioavailable inhibitor of KAT6A/B histone acetyltransferases with efficacy against KAT6A-high ER+ breast cancer. Cell Chemical Biology. 30, 1–20. Note: Olema KAT6 inhibitors discovered in collaboration with Aurigene. AR = androgen receptor; ER = estrogen receptor; ER+ = estrogen receptor positive; KAT6i = lysine acetyltransferase 6 inhibitor

KAT6i validated as an active new target in metastatic breast cancer* * NOTE: Incorporates publicly-available third-party data that we have not independently verified. These results should be interpreted with caution. Such third-party data has been pulled by us from publicly-available sources for supplemental informational purposes, only. Refer to further disclaimers on slide 2. 1 Mukohara T, et al. SABCS 2024: PF-07248144, a First-in-Class KAT6 Inhibitor, in Patients With HR+ HER2- Metastatic Breast Cancer: Updated Results From Phase 1 Dose Expansion Study CERAN = complete estrogen receptor antagonist; ERS1 = estrogen receptor 1gene; ERS1 Mut = estrogen receptor 1 mutant; ESR1 WT = estrogen receptor 1 wild-type; ET = endocrine therapy; KAT6i = lysine acetyltransferase 6 inhibitor; PI3K Mut = phosphatidylinositol 3-kinase mutant; PI3K WT = phosphatidylinositol 3-kinase wild-type; PFS = progression-free survival PF-8144 Median PFS with ET1 ESR1 WT (n = 18) All Patients (n = 43) ESR1 Mut (n = 24) PI3K WT (n = 23) PI3K Mut (n = 19) PF-8144 Overall Response Rate (ORR) with ET1 First-in-human clinical proof of concept for KAT6 inhibitor from Pfizer has important implications: Validates KAT6 as an active new target for the treatment of metastatic breast cancer Activity demonstrated regardless of mutation status (ESR1 and PI3K/AKT/PTEN) Demonstrates promising avenue to have a significant impact on future standard of care Combination of KAT6 inhibitor + ET demonstrated synergistic activity, consistent with preclinical observations Highlights opportunity for potential best-in-class KAT6 inhibitor OP-3136 in combination with potential best-in-class CERAN palazestrant ESR1 WT (n = 18) All Patients (n = 43) ESR1 Mut (n = 24) PI3K WT (n = 23) PI3K Mut (n = 19)

OP-3136 demonstrates synergistic activity in combination with palazestrant OP-3136 + palazestrant combinations appear superior to OP-3136 + fulvestrant combinations Waterfall Plot (T47D CDX model) Palazestrant in combination with either OP-3136 or PF-8144 resulted in strong tumor regression relative to fulvestrant combinations OP-3136 and palazestrant combinations showed significantly improved anti-tumor efficacy compared to PF-8144 in combination with fulvestrant All OP-3136 combinations were well tolerated, with no significant changes in body weight and no mortality Source: 2024 EORTC-NCI-AACR Symposium on Molecular Targets and Cancer Therapeutics. Poster #230. T47D model (ER+, HER2-, KAT6A overexpressing, ESR1 wild type, PIK3CA H1047R cell line). Fulv = fulvestrant; Pala = palazestrant

OP-3136 Phase 1 study design IND cleared by FDA and Phase 1 clinical trial is recruiting patients Primary objectives: Safety and tolerability, RDE (monotherapy + combination) Secondary objectives: PK, ORR (CR + PR), CBR (CR + PR + SD ≥24 weeks), DOR PART 1: DOSE ESCALATION DL1 DL2 DL3 DL4 Mono RDE ER+/HER2- mBC (or mCRPC or mNSCLC for PART 1A) Post-SOC (PART 1A) At least 1 prior line with CDK4/6i + ET (PART 1B/1C/1D) KEY ELIGIBILITY CRITERIA *PART 1B: OP-3136 + fulvestrant *PART 1C: OP-3136 + palazestrant *PART 1D: OP-3136 + palazestrant + ribociclib Combo RDE PART 1A (n ≈ 30) References: 1. Mukohara T, et al. Inhibition of lysine acetyltransferase KAT6 in ER+ HER2- metastatic breast cancer: a phase 1 trial. Nat Med (2024). * Cohort to be added in the protocol amendment. CBR = clinical benefit rate; CDK4/6i = cyclin dependent kinase 4/6 inhibitor; CR = complete response; DL = dose level; DOR = duration of response; ER+ = estrogen receptor positive; ET = endocrine therapy; mut = mutation; HER2- = mCRPC = metastatic castrate resistant prostate cancer; MBC = metastatic breast cancer; mNSCLC = metastatic non-small cell lung cancer; ORR = objective response rate; PK = pharmacokinetics; PR = partial response; RDE = recommended dose for expansion; SD = stable disease DL5+ Monotherapy and in Combination PART 2: DOSE EXPANSION

— A Compelling Late-Stage Opportunity in Breast Cancer and Beyond Why Olema?

Olema: a compelling late-stage opportunity in breast cancer and beyond Changing the treatment paradigm for endocrine-driven cancers 1 Estimated cash, cash equivalents, and marketable securities as of December 31, 2024 (unaudited). CERAN = complete estrogen receptor antagonist; IND = investigational new drug application; KAT6 = lysine acetyltransferase 6; SERD = selective estrogen receptor degrader Palazestrant anchors Olema’s breast cancer program as a potential backbone therapy for metastatic breast cancer Highly differentiated as first oral CERAN/SERD endocrine agent Ongoing 2/3L OPERA-01 Phase 3 trial on track for top-line data in 2026 Planned 1L OPERA-02 Phase 3 trial in combination with ribociclib enabled; initiation expected in 2025 Mature Phase 1b/2 palazestrant + ribociclib efficacy data to be presented at major medical meeting in 2025 Go-to-market strategy for potential U.S. launch in 2027 OP-3136 expands pipeline with novel and validated KAT6 target IND cleared by FDA; Phase 1 clinical trial recruiting patients Well-capitalized with $434.1M 1

— Advancing medicines for breast cancer and beyond